Statement of Additional Information Supplement

American Century California Tax-Free and Municipal Funds
SAI dated January 1, 2021

American Century Target Maturities Trust
SAI dated February 1, 2021

American Century International Bond Funds
SAI dated March 1, 2021

Supplement dated October 1, 2021
The following replaces the Independent Registered Public Accounting Firm section in the Statements of Additional Information:
Independent Registered Public Accounting Firm
For each of the funds’ respective prior fiscal years, PricewaterhouseCoopers served as the funds’ independent registered public accounting firm. The address of PricewaterhouseCoopers LLP is 1100 Walnut, Suite 1300, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, PricewaterhouseCoopers LLP provided services including auditing the annual financial statements and financial highlights for each fund. The funds’ Board appointed Deloitte & Touche LLP to serve as the funds’ independent registered public accounting firm for each fund's next fiscal year. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP will provide services including auditing the annual financial statements and financial highlights for each fund.

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